FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 14, 2005

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9447	94-3030279
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350
Foothill Ranch, California	92610-2831
(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On June 14, 2005, Kaiser Aluminum Corporation (the “Company”) issued a press release announcing that members of the United Steelworkers (“USW”) had ratified new five-year labor agreements at multiple Company locations. The new agreements cover approximately 800 USW members at plants in Newark, Ohio; Tulsa, Oklahoma; Richmond, Virginia; and Spokane, Washington. The new agreements commence on July 1, 2005 and run through various expiration dates in 2010. A copy of the press release announcing the ratifying of the new labor agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     ( c ) Exhibits

     * 99.1 Press Release dated June 14, 2005

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: June 16, 2005		Daniel D. Maddox
Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1    Press Release dated June 14, 2005*

*	Included with this filing.